NEWS RELEASE April 9, 2025 FOR IMMEDIATE RELEASE CONTACT: Randall M. Chesler (406) 751-4722 Ron J. Copher (406) 751-7706 GLACIER BANCORP RECEIVES FINAL REGULATORY APPROVAL FOR ITS ACQUISITION OF BANK OF IDAHO HOLDING CO. KALISPELL, MONTANA (GLOBE NEWSWIRE) - Glacier Bancorp, Inc. (NYSE: GBCI) today announced that all regulatory approvals required in connection with its previously announced acquisition of Bank of Idaho Holding Co. (“BOID”) (OTCQX: BOID), and its bank subsidiary, Bank of Idaho, have been received. The transaction is scheduled to be completed April 30, 2025, subject to the satisfaction of remaining conditions to closing set forth in the merger agreement, including approval by BOID shareholders at a special meeting of shareholders now scheduled for April 21, 2025. About Glacier Bancorp, Inc. Glacier Bancorp, Inc. is the parent company for Glacier Bank and its bank divisions: Altabank (American Fork, UT), Bank of the San Juans (Durango, CO), Citizens Community Bank (Pocatello, ID), Collegiate Peaks Bank (Buena Vista, CO), First Bank of Montana (Lewistown, MT), First Bank of Wyoming (Powell, WY), First Community Bank Utah (Layton, UT), First Security Bank (Bozeman, MT), First Security Bank of Missoula (Missoula, MT), First State Bank (Wheatland, WY), Glacier Bank (Kalispell, MT), Heritage Bank of Nevada (Reno, NV), Mountain West Bank (Coeur d’Alene, ID), The Foothills Bank (Yuma, AZ), Valley Bank (Helena, MT), Western Security Bank (Billings, MT), and Wheatland Bank (Spokane, WA). Visit Glacier’s website at www.glacierbancorp.com. Important Information and Where You Can Find It This communication relates to the proposed merger transaction involving Glacier and BOID. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. In connection with the proposed merger transaction, Glacier filed with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) that included a Proxy Statement of BOID and a Prospectus of Glacier, as well as other relevant documents concerning the proposed transaction. Shareholders of BOID are urged to read carefully the Registration Statement and the Proxy Statement/Prospectus included therein regarding the proposed merger transaction and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the Proxy Statement/Prospectus included in the Registration Statement, as well as other filings containing information about Glacier, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Glacier at www.glacierbancorp.com under the tab “SEC Filings” or by requesting them in writing or by telephone from Glacier at: Glacier Bancorp, Inc., 49 Commons Loop, Kalispell, Montana 59901, ATTN: Corporate Secretary; Telephone (406) 751-7706. Forward-Looking Statements This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “estimate,” “anticipate,” “expect,” “will,” and similar references to future periods. Such forward-looking statements include but are not limited to statements regarding the expected closing of the transaction and its timing and the potential benefits of the business combination transaction involving Glacier and BOID, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts regarding either company or the proposed combination of the companies. These forward-looking statements are subject to risks and uncertainties, many of which are outside of our control, that may cause actual results or events to differ materially from those projected, including but not limited to the following: risks that the merger transaction will not close when expected or at all because shareholder approval or other conditions to closing are delayed or not received or satisfied on a timely basis or at all; risks that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Glacier and BOID operate; uncertainties regarding the ability of Glacier Bank and Bank of Idaho to promptly and effectively integrate their businesses, including into Glacier Bank’s existing division structure; changes in business and operational strategies that may occur between signing and closing; uncertainties regarding the reaction to the transaction of the companies’ respective customers, employees, and contractual counterparties; and risks relating to the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. Glacier undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this report. For more information, see the risk factors described in Glacier’s Annual Report on Form 10-K for the year ended December 31, 2024, and other filings with the SEC.